SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                               September 26, 1997

                             TRANSMEDIA EUROPE, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                    0-24404                    13-3701141
----------------          ------------------         ---------------------
(State or other            (Commission File           (I.R.S. Employer
jurisdiction of            Number)                    Identification No.)
incorporation)

       1 Hurlingham Business Park, Sullivan Road, London, England SW6 3DU
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            (Address of principal executive offices)       (Zip Code)

               Registrant's telephone number, including area code:

                               011 44 171 610 6776
                               -------------------

Item 4. Change in Registrant's Certifying Accountants

            Effective September 26, 1997, KPMG resigned as auditor of Transmedia Europe, Inc. (the "Registrant"). There have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The audit reports of KPMG for the years ended September 30, 1997 and 1996, respectively, contained no adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

            Effective immediately, BDO Stoy Hayward has been engaged as the Registrant's new auditor.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 10, 1997

                                         TRANSMEDIA EUROPE, INC.


                                         By: /s/ David Valliancourt
                                             -----------------------------------
                                             David Valliancourt, Chief Financial
                                             Officer


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